UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET NON-U.S. OPPORTUNITY BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 75.7%
Belgium - 1.5%
Kingdom of Belgium, Senior Bonds	3.750%	9/28/20	1,070,000	EUR	$1,485,468

Brazil - 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	40,219
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,819,000	BRL	970,615

Total Brazil					1,010,834

Canada - 2.5%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,536,145

Finland - 4.2%
Government of Finland, Senior Notes	3.500%	4/15/21	2,900,000	EUR	4,260,690

France - 3.5%
France Government Bond OAT, Bonds	3.250%	10/25/21	2,050,000	EUR	2,832,686
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	798,324

Total France					3,631,010

Germany - 23.1%
Bundesrepublik Deutschland	4.000%	7/4/16	7,640,000	EUR	11,618,028
Bundesrepublik Deutschland	4.250%	7/4/17	5,740,000	EUR	8,967,578
Bundesrepublik Deutschland, Bonds	3.750%	7/4/13	190,000	EUR	264,687
Bundesrepublik Deutschland, Bonds	3.250%	7/4/15	200,000	EUR	291,203
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,670,000	EUR	2,522,393

Total Germany					23,663,889

Italy - 7.6%
Italy Buoni Poliennali Del Tesoro	4.500%	2/1/20	1,800,000	EUR	2,372,051
Italy Buoni Poliennali Del Tesoro, Bonds	3.750%	4/15/16	2,670,000	EUR	3,555,391
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	1,545,000	EUR	1,816,389

Total Italy					7,743,831

Japan - 19.1%
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,455,622
Government of Japan	0.020%	7/20/20	20,000,000	JPY	238,251	(a)
Government of Japan	2.100%	3/20/27	50,200,000	JPY	656,767
Government of Japan	2.100%	6/20/29	58,000,000	JPY	748,285
Government of Japan, Senior Bonds	1.000%	9/20/20	360,650,000	JPY	4,425,337
Government of Japan, Senior Bonds	1.900%	6/20/31	430,000,000	JPY	5,342,240
Government of Japan, Senior Bonds	2.300%	3/20/40	199,700,000	JPY	2,619,926
Japan Government Ten Year Bond, Senior Bonds	1.100%	12/20/21	250,000,000	JPY	3,058,466

Total Japan					19,544,894

Mexico - 1.8%
Mexican Bonos, Bonds	8.000%	6/11/20	20,510,000	MXN	1,807,913

Netherlands - 4.4%
Netherlands Government, Bonds	4.500%	7/15/17	2,620,000	EUR	4,036,258
Netherlands Government, Bonds	4.000%	1/15/37	260,000	EUR	423,708

Total Netherlands					4,459,966

Poland - 4.1%
Republic of Poland, Bonds	5.750%	9/23/22	12,970,000	PLN	4,245,243

United Kingdom - 2.9%
United Kingdom Gilt, Bonds	4.250%	12/7/40	1,620,000	GBP	3,010,446

TOTAL SOVEREIGN BONDS (Cost - $74,891,660)					77,400,329

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 5.6%
FINANCIALS - 5.0%
Capital Markets - 0.7%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	$541,477
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	155,127

Total Capital Markets					696,604

Commercial Banks - 1.7%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	350,092
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	285,829
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	619,000	EUR	718,683
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	437,279

Total Commercial Banks					1,791,883

Diversified Financial Services - 2.1%
Bank of America Corp., Senior Notes	4.750%	4/3/17	300,000	EUR	412,330	(b)
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	112,044	(a)
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	363,679
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	228,943
JPMorgan Chase & Co., Senior Notes	3.875%	9/23/20	250,000	EUR	348,292	(b)
JPMorgan Chase Bank N.A., Subordinated Notes	4.375%	11/30/21	100,000	EUR	126,704	(a)
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	574,479

Total Diversified Financial Services					2,166,471

Insurance - 0.5%
Allianz Finance II BV, Subordinated Notes	5.750%	7/8/41	400,000	EUR	504,725	(a)

TOTAL FINANCIALS					5,159,683

UTILITIES - 0.6%
Water Utilities - 0.6%
Anglian Water Services Ltd.	6.250%	6/27/16	230,000	EUR	360,120
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	277,158

TOTAL UTILITIES					637,278

TOTAL CORPORATE BONDS & NOTES (Cost - $5,661,652)					5,796,961

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.3%
Canada - 0.3%
Government of Canada, Bonds	4.000%	12/1/31	211,331	CAD	360,328

France - 1.3%
Republic of France	4.000%	4/25/55	930,000	EUR	1,308,224

Japan - 1.7%
Government of Japan, Bonds	1.300%	9/10/17	82,336,000	JPY	1,067,871
Government of Japan, Bonds	1.400%	6/10/18	49,250,000	JPY	640,839

Total Japan					1,708,710

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $2,961,860)					3,377,262

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Futures, Put @ $92.75		3/18/13	71		444
Eurodollar Futures, Put @ $92.75		6/17/13	38		238
U.S. Treasury 10-Year Notes, Call @ $137.00		5/25/12	260		4,062
U.S. Treasury 10-Year Notes, Call @ $137.50		5/25/12	128		2,000
U.S. Treasury 30-Year Notes, Call @ $138.00		4/20/12	54		65,812
U.S. Treasury 30-Year Notes, Call @ $140.00		4/20/12	21		9,844
U.S. Treasury 30-Year Notes, Put @ $114.00		5/25/12	115		1,797

TOTAL PURCHASED OPTIONS (Cost - $89,661)					84,197

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $83,604,833)					86,658,749

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS - 6.7%
Repurchase Agreements - 6.7%
Deutsche Bank Securities Inc. repurchase agreement dated 3/30/12; Proceeds at maturity - $6,825,051; (Fully collateralized by U.S. government agency obligations, 0.600% due 11/14/13; Market value - $6,961,500) (Cost - $6,825,000)	0.090%	4/2/12	6,825,000	$6,825,000

TOTAL INVESTMENTS - 91.4% (Cost - $90,429,833#)				93,483,749

Other Assets in Excess of Liabilities - 8.6%				8,787,684

TOTAL NET ASSETS - 100.0%				$102,271,433

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Call	4/20/12	$130.00	132	$59,812
U.S. Treasury 10-Year Notes, Call	5/25/12	129.50	120	135,000
U.S. Treasury 30-Year Notes, Call	4/20/12	141.00	35	9,297

TOTAL WRITTEN OPTIONS (Premiums received - $167,161)				$204,109

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Non-U.S. Opportunity Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$77,400,329	—	$77,400,329
Corporate bonds & notes	—	5,796,961	—	5,796,961
Non-U.S. treasury inflation protected securities	—	3,377,262	—	3,377,262
Purchased options	$84,197	—	—	84,197

Total long-term investments	$84,197	$86,574,552	—	$86,658,749

Short-term investments†	—	6,825,000	—	6,825,000

Total investments	$84,197	$93,399,552	—	$93,483,749

Other financial instruments:
Futures contracts	$221,368	—	—	$221,368
Forward foreign currency contracts	—	$2,715,896	—	2,715,896

Total other financial instruments	221,368	2,715,896	—	2,937,264

Total	$305,565	$96,115,448	—	$96,421,013

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$204,109	—	—	$204,109
Futures contracts	329,981	—	—	329,981
Forward foreign currency contracts	—	$2,348,232	—	2,348,232

Total	$534,090	$2,348,232	—	$2,882,322

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian,

Notes to Schedule of Investments (unaudited) (continued)

acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,552,341. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,993,212
Gross unrealized depreciation	(939,296)

Net unrealized appreciation	$3,053,916

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	38	6/13	$9,421,274	$9,442,525	$21,251
90-Day Eurodollar	71	3/13	17,605,506	17,652,375	46,869
German Euro Bobl	35	6/12	5,729,984	5,793,391	63,407
German Euro Bobl	35	5/12	544	233	(311)
German Euro Bund	575	5/12	8,934	7,669	(1,265)
U.S. Treasury 30-Year Bonds	7	6/12	957,273	964,250	6,977
U.S. Treasury 5-Year Notes	328	6/12	40,109,949	40,192,813	82,864
U.S. Treasury Ultra Long-Term Bonds	72	6/12	10,980,476	10,869,750	(110,726)
United Kingdom Long Gilt Bonds	8	6/12	1,472,326	1,465,271	(7,055)

					102,011

Contracts to Sell:
German Euro Bund	81	6/12	14,826,814	14,961,029	(134,215)
U.S. Treasury 10-Year Notes	400	6/12	51,717,341	51,793,750	(76,409)

					(210,624)

Net unrealized loss on open futures contracts					$(108,613)

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	1,633	$857,912
Options closed	(872)	(531,760)
Options expired	(474)	(158,991)

Written options, outstanding as of March 31, 2012	287	$167,161

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Barclays Bank PLC	800,000	$824,329	5/16/12	$(31,536)
Australian Dollar	UBS AG	5,565,980	5,735,248	5/16/12	(216,009)
British Pound	Citibank, N.A.	573,605	917,191	5/16/12	15,036
British Pound	JPMorgan Chase & Co.	5,033,000	8,047,735	5/16/12	38,168
British Pound	UBS AG	4,390,843	7,020,930	5/16/12	78,568
Canadian Dollar	Deutsche Bank AG	3,003,498	3,008,303	5/16/12	4,084
Canadian Dollar	JPMorgan Chase & Co.	247,048	247,443	5/16/12	(587)
Canadian Dollar	Morgan Stanley & Co., Inc	1,790,000	1,792,864	5/16/12	2,935
Canadian Dollar	UBS AG	395,515	396,148	5/16/12	(128)
Danish Krone	JPMorgan Chase & Co.	4,286,573	768,541	5/16/12	2,370
Danish Krone	UBS AG	4,436,174	795,363	5/16/12	10,366
Euro	BNP Paribas PLC	1,100,000	1,467,398	5/16/12	21,635
Euro	Citibank, N.A.	1,362,089	1,817,023	5/16/12	40,110
Euro	Credit Suisse First Boston Inc.	1,350,000	1,800,897	5/16/12	14,905
Euro	Credit Suisse First Boston Inc.	300,000	400,199	5/16/12	5,588
Euro	JPMorgan Chase & Co.	1,550,000	2,067,696	5/16/12	29,426
Euro	JPMorgan Chase & Co.	300,000	400,199	5/16/12	2,558
Japanese Yen	Barclays Bank PLC	14,645,093	177,011	5/16/12	(12,893)
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	770,101	5/16/12	(61,367)
Japanese Yen	Deutsche Bank AG	117,872,558	1,424,695	5/16/12	(115,237)
Japanese Yen	JPMorgan Chase & Co.	11,000,000	132,954	5/16/12	(9,922)
Japanese Yen	Morgan Stanley & Co., Inc	27,189,240	328,629	5/16/12	(26,535)
Norwegian Krone	Citibank, N.A.	936,140	164,090	5/16/12	4,353
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	832,596	5/16/12	20,603
Norwegian Krone	UBS AG	6,237,866	1,093,394	5/16/12	22,682
Polish Zloty	UBS AG	7,000,000	2,240,247	5/16/12	59,086
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,846,892	5/16/12	26,471
Swedish Krona	Deutsche Bank AG	6,560,000	989,708	5/16/12	21,500

Notes to Schedule of Investments (unaudited) (continued)

Swedish Krona	JPMorgan Chase & Co.	13,636,444	2,057,332	5/16/12	53,284
Indonesian Rupiah	Deutsche Bank AG	8,384,390,000	912,037	5/22/12	(3,289)
Malaysian Ringgit	JPMorgan Chase & Co.	1,200,000	390,269	5/22/12	(217)
South Korean Won	Deutsche Bank AG	1,057,208,000	929,357	5/22/12	922

					(3,070)

Contracts to Sell:
Australian Dollar	Citibank, N.A.	2,801,480	2,886,676	5/16/12	84,853
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,752,639	5/16/12	75,945
Australian Dollar	JPMorgan Chase & Co.	920,000	947,978	5/16/12	24,830
Australian Dollar	Morgan Stanley & Co., Inc	1,360,000	1,401,359	5/16/12	40,241
Australian Dollar	UBS AG	930,000	958,283	5/16/12	16,079
British Pound	Barclays Bank PLC	370,000	591,628	5/16/12	(5,959)
British Pound	Credit Suisse First Boston Inc.	2,451,598	3,920,090	5/16/12	(44,383)
British Pound	Deutsche Bank AG	8,973,469	14,348,520	5/16/12	(221,946)
British Pound	Goldman Sachs Group Inc.	250,000	399,748	5/16/12	(6,186)
British Pound	Societe Generale	500,000	799,497	5/16/12	(7,149)
Canadian Dollar	Citibank, N.A.	2,490,320	2,494,304	5/16/12	(106)
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,058,020	5/16/12	(220)
Canadian Dollar	Goldman Sachs Group Inc.	1,823,792	1,826,710	5/16/12	(3,492)
Danish Krone	Citibank, N.A.	8,205,016	1,471,080	5/16/12	(30,340)
Euro	Barclays Bank PLC	4,045,000	5,396,021	5/16/12	(18,994)
Euro	Citibank, N.A.	3,600,000	4,802,392	5/16/12	(79,901)
Euro	Credit Suisse First Boston Inc.	5,676,428	7,572,341	5/16/12	(88,283)
Euro	Deutsche Bank AG	7,396,966	9,867,536	5/16/12	(215,678)
Euro	Goldman Sachs Group Inc.	10,480,531	13,981,003	5/16/12	(306,845)
Euro	JPMorgan Chase & Co.	709,303	946,208	5/16/12	(3,978)
Euro	JPMorgan Chase & Co.	4,153,331	5,540,533	5/16/12	(118,327)
Euro	Morgan Stanley & Co., Inc	9,850,585	13,140,657	5/16/12	(286,383)
Euro	Royal Bank of Scotland PLC	680,000	907,118	5/16/12	(3,552)
Euro	UBS AG	3,965,724	5,290,266	5/16/12	(79,583)
Japanese Yen	Citibank, N.A.	1,036,065,748	12,522,656	5/16/12	991,539
Japanese Yen	Deutsche Bank AG	97,750,000	1,181,479	5/16/12	31,037
Japanese Yen	Goldman Sachs Group Inc.	390,739,919	4,722,771	5/16/12	379,538
Japanese Yen	UBS AG	83,634,662	1,010,870	5/16/12	(4,521)
Japanese Yen	UBS AG	610,898,465	7,383,770	5/16/12	591,614
Norwegian Krone	Deutsche Bank AG	12,272,804	2,151,219	5/16/12	(51,185)
Norwegian Krone	JPMorgan Chase & Co.	11,446,211	2,006,331	5/16/12	(2,283)
Polish Zloty	Citibank, N.A.	12,802,064	4,097,111	5/16/12	(143,905)
Polish Zloty	Deutsche Bank AG	8,875,343	2,840,423	5/16/12	(95,613)
Swedish Krona	Deutsche Bank AG	6,600,000	995,743	5/16/12	(1,123)
Swedish Krona	UBS AG	12,250,000	1,848,159	5/16/12	(31,676)
Turkish Lira	JPMorgan Chase & Co.	1,824,374	1,012,693	5/16/12	(18,901)
Brazilian Real	Citibank, N.A.	260,000	140,826	5/22/12	5,570

					370,734

Net unrealized gain on open forward foreign currency contracts					$367,664

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$84,197	$(204,109)	$221,368	$(329,981)	—	—	$(228,525)
Foreign Exchange Risk	—	—	—	—	$2,715,896	$(2,348,232)	367,664

Total	$84,197	$(204,109)	$221,368	$(329,981)	$2,715,896	$(2,348,232)	$139,139

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$87,222
Written options	69,535
Forward foreign currency contracts (to buy)	57,951,382
Forward foreign currency contracts (to sell)	143,552,827
Futures contracts (to buy)	68,546,720
Futures contracts (to sell)	49,306,318

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012